Exhibit 10-1
EXECUTION VERSION

WAIVER UNDER AND AMENDMENT NO. 1 TO AMENDED
AND RESTATED CREDIT AGREEMENT

WAIVER UNDER AND AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 29, 2022, is entered into among BIOREFERENCE HEALTH, LLC, a Delaware limited liability company and successor to BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (“Company”), GENEDX, LLC, a Delaware limited liability company and successor to GENEDX, INC., a New Jersey corporation (“GeneDx”), the other Subsidiary Borrowers party hereto (“Subsidiary Borrowers,” and together with Company and GeneDx, each a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H :
WHEREAS, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent have executed and delivered that certain Amended and Restated Credit Agreement dated as of August 30, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Company has notified the Administrative Agent and the Lenders that Company intends to sell all of the issued and outstanding Equity Interests of GeneDx (the “GeneDx Disposition”) by way of merger to Sema4 Holdings Corp., a Delaware corporation (“Buyer”) pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization dated as of January 14, 2022 between Parent, Buyer, its two wholly owned subsidiaries, Orion Merger Sub I, Inc., a Delaware corporation, and Orion Merger Sub II, LLC, a Delaware limited liability company, GeneDx, and GeneDx Holding 2, Inc., a Delaware corporation (“Holding 2”) and wholly owned subsidiary of Parent (the “GeneDx Merger Agreement”);

WHEREAS, on March 11, 2022 and in connection with the GeneDx Merger Agreement, Company and GeneDx undertook a cashless organizational reorganization, whereby (a) the Company was reorganized as a Delaware limited liability company (by merging with and into a Delaware merger corporation, with such Delaware merger corporation surviving the merger and subsequently converting into a Delaware limited liability company) with 100% of its outstanding Equity Interests (i) indirectly owned by Parent and (ii) directly owned by GeneDx Holding 1, Inc., a Delaware corporation and (b) GeneDx was reorganized as a Delaware limited liability company (by merging with and into a Delaware merger corporation, with such Delaware merger corporation surviving the merger and subsequently converting into a Delaware limited liability company) with 100% of its outstanding Equity Interests (i) indirectly owned by Parent and (ii) directly owned by Holding 2 (the “Reorganization”);

WHEREAS, through corporate changes undertaken in connection with the Reorganization, the Borrowers failed to comply with (i) Section 6.03(a) of the Credit Agreement, and such non-compliance constituted an Event of Default under paragraph (d) of Article VII of the Credit Agreement (the “Reorganization Default”) and (ii) Section 5.12(c) of the Credit Agreement, and such non-compliance constituted an Event of Default under paragraph (e) of Article VII of the Credit Agreement (the “Further Assurances Default”; the Further Assurances

default, together with the Reorganization Default and any other Default or Event of Default which exists or may exist under the Loan Documents to the extent any such Default or Event of Default occurred solely because of the existence of the Reorganization Default or Further Assurances Default, collectively, the “Specified Events of Default”); and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement and waive the Specified Events of Default, and the Lenders party hereto, constituting all Lenders under the Credit Agreement, and the Administrative Agent have agreed to such amendments and to waive the Specified Events of Default, subject to the terms and conditions hereof.
NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, each of the Borrowers, the other Loan Parties, the Lenders and the Administrative Agent hereby covenant and agree as follows:
SECTION 1.     Definitions. Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As of the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, as amended hereby.
SECTION 2.     Waiver. The Lenders have agreed to and hereby do, subject to the terms hereof and subject to the satisfaction of the conditions precedent established herein, waive each of the Specified Events of Default.
SECTION 3.     Amendments to Credit Agreement. Effective upon the satisfaction of the conditions precedent set forth in Section 4, the Credit Agreement is hereby amended as follows:
(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:
“Amendment No. 1 Effective Date” means April 29, 2022.
“GeneDx Disposition” means the sale of GeneDx, Inc. pursuant to the GeneDx Merger Agreement.
“GeneDx Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization dated as of January 14, 2022 between Parent, Sema4 Holdings Corp., a Delaware corporation, its two wholly owned subsidiaries, Orion Merger Sub I, Inc., a Delaware corporation, and Orion Merger Sub II, LLC, a Delaware limited liability company, GeneDx, Inc., a New Jersey Corporation and GeneDx Holding 2, Inc., a Delaware corporation and wholly owned subsidiary of Parent.
“Permitted Organizational Reorganization” means a cashless organizational reorganization commencing on or after the Amendment No. 1

Effective Date, whereby, upon consummation, (i) the Company would be reorganized as a Delaware limited liability company with 100% of its outstanding Equity Interests (a) indirectly owned by Parent and (b) directly owned by GeneDx Holding 1, Inc. and (ii) GeneDx, Inc. would be reorganized as a Delaware limited liability company with 100% of its outstanding Equity Interests (a) indirectly owned by Parent and (b) directly owned by GeneDx Holding 2, Inc., each, in a number of substantially concurrent steps.
(b)     Section 3.03 of the Credit Agreement is hereby amended so it reads, in its entirety, as follows:
Section 3.03. Governmental Approvals; No Conflicts. The Transactions, the Permitted Organizational Reorganization and the GeneDx Disposition (a) do not require any material consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of any Loan Party or any Subsidiary or any other material Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents.
(c)     Article III of the Credit Agreement is hereby amended by adding the following new Section 3.24:
    Section 3.24. Permitted Organizational Reorganization. The corporate and ownership structure of the Loan Parties and their Subsidiaries, both before and after giving effect to the Permitted Organizational Reorganization, complies with all laws, rules, regulations and orders of any Governmental Authority applicable to such Persons and their owners and all permits, licenses and other governmental authorizations required to be held by or applicable to such Persons.
(d)     Section 5.01(e) of the Credit Agreement is hereby amended so it reads, in its entirety, as follows:
    (e) as soon as available but in any event no later than the end of, and no earlier than 30 days prior to the end of, each fiscal year of the Company, a copy of the plan and forecasted income statement of the Company and its Subsidiaries for each quarter of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent;
(e)     Section 5.01(i) of the Credit Agreement is hereby amended by deleting such section in its entirety, and inserting in lieu thereof “[Reserved].”.

(f)     Section 6.03(a) of the Credit Agreement is hereby amended so it reads, in its entirety, as follows:
    (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of any Borrower may merge into a Borrower in a transaction in which such Borrower is the surviving entity, (ii) any Loan Party (other than a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders, provided that any such merger described in the foregoing clauses involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04, and (iv) Parent and its Subsidiaries may consummate the GeneDx Disposition in accordance with Section 6.05(j).
(g)     Section 6.05 of the Credit Agreement is amended by deleting “; and” at the end of clause (h), and inserting in lieu thereof “;”, deleting “;” at the end of clause (i), inserting in lieu thereof “; and”, and adding the following new clause (j):
    (j)    the GeneDx Disposition so long as (i) the Loan Parties deliver true, correct, and complete copies of the final GeneDx Merger Agreement and any material documents related thereto no less than five (5) Business Days prior to the consummation of the GeneDx Disposition, (ii) as of the date of the consummation of the GeneDx Disposition, and after giving effect to such transactions, no Default or Event of Default exists, and (iii) the GeneDx Disposition shall have been consummated in accordance with the terms of the GeneDx Merger Agreement.
(h)     Section 6.08(a) of the Credit Agreement is hereby amended so it reads, in its entirety, as follows:
    (a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each of Borrowers may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries of the Company may declare and pay dividends ratably with respect to their Equity Interests, (iii) Specified Post Closing Dividends, and (iv) so long as there exists no Event of Default, the Borrowers may pay dividends or make distributions to their direct or indirect parent companies in an aggregate amount not greater than the amount necessary for such parent companies to pay their actual state and United States federal income tax liabilities in respect of income earned by the Borrowers after deducting any unused prior losses; provided, the amount of such payments with respect to any taxable year does not exceed the amount of income taxes that the Borrowers would have paid had they paid taxes as stand-alone taxpayers (assuming that the Borrowers were taxed as corporations).
(i)     Section 8.07 of the Credit Agreement is hereby amended by adding the following new Clause (d):
    (d) In connection with the GeneDx Disposition in accordance with Section 6.05(j), each required Secured Party will deliver its signature to the Specified Release Under Amended and Restated Credit Agreement in the form attached as Exhibit A to that certain Waiver Under and Amendment No. 1 To Amended and Restated Credit Agreement dated as of the Amendment No. 1 Effective Date.
SECTION 4.     Conditions Precedent. This Amendment shall become effective on the date the following conditions precedent shall have been satisfied:
(a)     receipt by the Administrative Agent of signatures to this Amendment from the parties listed on the signature pages hereto;
(b)     receipt by the Administrative Agent of (x) an updated Borrowing Base Certificate, (y) a closing balance sheet for the period ended March 31, 2022 and (z) satisfactory projected income statements of the Company and its Subsidiaries on a quarterly basis, through December 31, 2022, in each case on a pro forma basis after giving effect to the GeneDx Disposition;
(c)     receipt by the Administrative Agent of all documentation reasonably requested by the Administrative Agent to reflect the Reorganization (including, without limitation, the Intermediate Holdco Pledge Agreement, an amendment to the Parent Pledge Agreement, amendments to the Loan Documents, certified organizational documents, resolutions, certificates, lien searches, legal opinions, certificated Equity Interests and UCC financing statements);
(d)     receipt by the Administrative Agent of evidence that the maximum amount of Florida documentary stamp tax or other tax related to this Amendment and all other related documents is or will be paid.
(e)     immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; and
(f)     the Administrative Agent shall have received from the Borrowers (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrowers to the Administrative Agent in connection with this Amendment, including, without limitation, reasonable attorneys’ fees and expenses, in accordance with Section 9.03 of the Credit Agreement.
SECTION 5.     Pledge of Holding 2 and GeneDx. The Loan Parties shall deliver or cause to be delivered to the Administrative Agent each of the following on or before May 6, 2022 (or such later date as agreed to in writing by the Administrative Agent), unless the GeneDx Disposition has occurred prior thereto:
(a)     the certificated Equity Interests of Holding 2 and GeneDx (if any);
(b)     an amendment to that certain Non-Recourse Pledge Agreement dated on or around the date hereof by and among Holding 1 and the Administrative Agent providing for the pledge of Holding 2; and
(c)     a Non-Recourse Pledge Agreement by and among Holding 2 and the Administrative Agent providing for the pledge of GeneDx.
Failure to comply with this Section 5 shall result in an immediate Event of Default without any opportunity to cure.
SECTION 6.     Miscellaneous.
(a)     Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that all representations and warranties of the Borrowers contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof (except with respect to representations and warranties made as of an expressed date, which representations and warranties are true and correct in all material respects as of such date).
(b)     No Offset. To induce the Administrative Agent and Lenders to enter into this Amendment, the Borrowers hereby acknowledge and agree that, as of the date hereof, and after giving effect to the terms hereof, there exists no right of offset, defense, counterclaim, claim, or objection in favor of the Borrowers or arising out of or with respect to any of the loans or other obligations of the Borrowers owed by the Borrowers under the Credit Agreement or any other Loan Document.
(c)     Loan Document. The parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.
(d)     Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrowers, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. Any reference to the Credit Agreement contained in any document, instrument or other Loan Document executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.
(e)     No Novation or Mutual Departure. The Borrowers expressly acknowledge and agree that (i) this Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any of the other Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments set forth in

Section 3 above, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or any Lender’s right to (x) demand payment of the Obligations under, or demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents (in each case, as amended), as applicable, (y) exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents (in each case, as amended hereby) or at law or in equity, or (z) do any and all of the foregoing, immediately at any time during the occurrence of an Event of Default and in each case, in accordance with the terms and provisions of the Credit Agreement and the other Loan Documents (in each case, as amended hereby).
(f)     Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.
(g)     Electronic Transmission. Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.
(h)     Recitals Incorporated Herein. The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.
(i)     Section References. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
(j)     Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.
(k)     Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
(l)     Reaffirmation of Loan Parties. Each Loan Party (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which it is a party, and (iii) agrees that, except to the extent amended hereby, none of its respective obligations and covenants under the Loan Documents shall be reduced or limited by the execution and delivery of this Amendment.
SECTION 7.     Assumption of Company and GeneDx. Notwithstanding the foregoing and for the avoidance of doubt, (a) Company (i) agrees and acknowledges it is the successor to BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation and (ii) assumes all Obligations under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which BIO-REFERENCE LABORATORIES, INC. is a party and (b) GeneDx (i) agrees and acknowledges it is the successor to GENEDX, INC., a New Jersey corporation and (ii) assumes all Obligations under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which GENEDX, INC., a New Jersey corporation is a party.

[SIGNATURES ON FOLLOWING PAGES.]

    IN WITNESS WHEREOF, the Borrowers, the other Loan Parties, the Administrative Agent and the Lenders have caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
BORROWERS:

BIOREFERENCE HEALTH, LLC
GENEDX, LLC
FLORIDA CLINICAL LABORATORY, INC.
MERIDIAN CLINICAL LABORATORY CORP.

By: /s/ Jon R. Cohen
    Name: Jon R. Cohen
Title: Chairperson of BioReference Health, LLC;
Executive Chairman of each of GeneDx, LLC, Florida Clinical Laboratory, Inc., and Meridian Clinical Laboratory Corp.

OTHER LOAN PARTIES:

BRLI-GENPATH DIAGNOSTICS INC.
GENEDX MENA LLC

By: /s/ Jon R. Cohen
    Name: Jon R. Cohen
    Title: Executive Chairman of BRLI-Genpath
Diagnostics Inc. and GeneDx MENA, LLC

[BRLI – Waiver Under and Amendment No. 1 to Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as Administrative Agent, Issuing Bank and Swingline Lender

By: Helen D. David
    Name: Helen D. Davis
    Title: Authorized Officer

[BRLI – Waiver Under and Amendment No. 1 to Amended and Restated Credit Agreement]

EXHIBIT A
FORM OF SPECIFIED RELEASE UNDER
AMENDED AND RESTATED CREDIT AGREEMENT
This SPECIFIED RELEASE UNDER AMENDED AND RESTATED CREDIT AGREEMENT (“Release”) is dated as of [●], 2022, and entered into by and among BIOREFERENCE HEALTH, LLC, a Delaware limited liability company and successor to BIO-REFERENCE LABORATORIES, INC., a New Jersey corporation (“BRLI”), FLORIDA CLINICAL LABORATORY, INC., a Florida corporation (“Florida”), MERIDIAN CLINICAL LABORATORY CORP., a Florida corporation (“Meridian” and collectively with BRLI and Florida, the “Continuing Borrowers”, and each individually, a “Continuing Borrower”), BRLI-GENPATH DIAGNOSTICS INC, a New Jersey corporation (the “Continuing Guarantor”), GENEDX, LLC, a Delaware limited liability company and successor to GENEDX, INC., a New Jersey corporation (“GeneDx”), GENEDX MENA LLC, a New Jersey limited liability company (“MENA” and collectively with GeneDx, the “Specified Release Parties”, and each individually, a “Specified Release Party”), the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, the Continuing Borrowers, the Continuing Guarantor, the Specified Release Parties, the Lenders, and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of August 30, 2021 (as amended by that certain Amendment No. 1 to Amended and Restated Credit Agreement dated as of April 29, 2022 (“Amendment No. 1”), and as further amended, restated, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);
WHEREAS, pursuant to Amendment No. 1, the Administrative Agent and the Lenders have consented to the sale by BRLI of all of the issued and outstanding Equity Interests of GeneDx (the “GeneDx Disposition”) by way of merger to Sema4 Holdings Corp., a Delaware corporation (“Buyer”) pursuant to the terms of that certain Agreement and Plan of Merger and Reorganization dated as of January 14, 2022 between Parent, Buyer, its two wholly owned subsidiaries, Orion Merger Sub I, Inc., a Delaware corporation, and Orion Merger Sub II, LLC, a Delaware limited liability company, GeneDx, and GeneDx Holding 2, Inc., a Delaware corporation and wholly owned subsidiary of Parent (the “GeneDx Merger Agreement”);
WHEREAS, in connection with the GeneDx Disposition, the Continuing Borrowers, the Continuing Guarantor, and the Specified Release Parties have requested that the Administrative Agent and the Lenders release the Specified Release Parties from their obligations under the Credit Agreement and each of the other Loan Documents;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Release, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Release. Effective solely upon satisfaction of each of the conditions precedent set forth in Section 2 below:

(a)    upon the consummation of the GeneDx Disposition pursuant to the GeneDx Merger Agreement, the Administrative Agent and the Lenders party hereto hereby agree that (i) each Specified Release Party shall be immediately and automatically released as a Borrower, Guarantor and a Loan Party, as applicable, under the Credit Agreement and the other Loan Documents and shall have no further obligations as a Borrower, Guarantor or a Loan Party thereunder and (ii) any liens of each Specified Release Party in favor of the Administrative Agent securing the Obligations (including without limitation under any Deposit Account Control Agreement) shall be immediately and automatically released and the Administrative Agent shall take or cause to be taken such further actions as reasonably requested by any Specified Release Party, any Continuing Borrower or the Continuing Guarantor to evidence the release of such liens; and
(b)    except for the foregoing release, nothing contained herein shall constitute or be deemed to be a waiver of, or consent to any departure from any other term or provision in the Credit Agreement or any other Loan Document, each of which shall continue unmodified and in full force and effect, nor shall the foregoing release constitute (i) a course of dealing among the parties, (ii) a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document or (iii) a waiver, release or limitation upon the exercise by the Administrative Agent or any Lender of any of its rights, legal or equitable, thereunder.
2.    Conditions to Effectiveness. The effectiveness of Section 1 of this Release is subject to the satisfaction of the following conditions precedent:
(a)    the Administrative Agent’s receipt of this Release, duly authorized, executed and delivered by each party hereto;
(b)    the GeneDx Disposition shall have been consummated in all material respects in accordance with the terms of the GeneDx Merger Agreement (as in effect on January 14, 2022, other than amendments or waivers that are not material and adverse to the Company or the Lenders);
(c)    immediately after giving effect to this Release, no Default or Event of Default shall have occurred and be continuing; and
(d)    the Administrative Agent shall have received from the Borrowers (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrowers to the Administrative Agent in connection with this Release, including, without limitation, reasonable attorneys’ fees and expenses, in accordance with Section 9.03 of the Credit Agreement.
3.    Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Release, the Continuing Borrowers, the Continuing Guarantor, and the Specified Release Parties represent and warrant to the Administrative Agent and the Lenders as follows:
(a)    that the execution, delivery and performance of this Release has been duly authorized by all requisite limited liability company or corporate action on the part of the Continuing Borrowers, the Continuing Guarantor, and the Specified Release Parties, as

applicable, and that this Release has been duly executed and delivered by the Continuing Borrowers, the Continuing Guarantor, and the Specified Release Parties;
(b)    this Release constitutes the legal, valid and binding obligation of the Continuing Borrowers, the Continuing Guarantor, and the Specified Release Parties, as applicable, and is enforceable against the Continuing Borrowers, the Continuing Guarantor, and the Specified Release Parties, in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity;
(c)    immediately after giving effect to this Release and the consummation of the transactions contemplated by this Release, no Default or Event of Default has occurred and is continuing;
(d)    except as otherwise provided herein, (i) their Obligations under the Credit Agreement and the other Loan Documents, (ii) the grant to the Administrative Agent of the Liens pursuant to the Loan Documents, and (iii) that such Liens created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof, in each case after giving effect to this Release; and
(e)    after giving effect to this Release, the representations and warranties set forth in the Credit Agreement, as amended hereby, and in the other Loan Documents, are true and correct in all material respects as of the date hereof, with the same effect as though made on the date hereof (except to the extent such representations and warranties (i) expressly refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (ii) are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case they are true and correct in all respects).
4.    Severability. Any provision of this Release which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.
5.    References. Any reference to the Credit Agreement contained in any document, instrument or other Loan Document executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Release.
6.    Counterparts. This Release may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.
7.    Electronic Transmission. Delivery by one or more parties hereto of an executed counterpart of this Release via facsimile, telecopy, or other electronic method of transmission pursuant to which the signature of such party can be seen (including, without limitation, Adobe Corporation’s Portable Document Format) shall have the same force and effect as the delivery of an original executed counterpart of this Release.
8.    Recitals Incorporated Herein. The preamble and the recitals to this Release are hereby incorporated herein by this reference.

9.    Section References. Section titles and references used in this Release shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.
10.    Ratification. The terms and provisions set forth in this Release shall modify and supersede all inconsistent terms and provisions of the Credit Agreement, as applicable, and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, as applicable. Except as expressly modified and superseded by this Release, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
11.    Incorporation of Loan Agreement Provisions. The provisions contained in Section 9.03 (Expenses; Indemnity; Damage Waiver), Section 9.09 (Governing Law; Jurisdiction; Consent to Service of Process) and Section 9.10 (WAIVER OF JURY TRIAL) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
12.    Acknowledgment by Continuing Borrowers and Continuing Guarantor. The Continuing Borrowers and the Continuing Guarantor hereby acknowledge and agree that although the Continuing Borrowers and the Continuing Guarantor have been informed of the matters set forth herein relating to the Credit Agreement and have acknowledged the same, the Continuing Borrowers and the Continuing Guarantor understand that the Administrative Agent and the Lenders have no obligation to inform the Continuing Borrowers or the Continuing Guarantor of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
13.    Reaffirmation by Continuing Borrowers and Continuing Guarantor. Except as expressly modified and superseded by this Release, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Continuing Borrowers and the Continuing Guarantor hereby ratify and reaffirm (a) the Obligations under the Credit Agreement and each of the other Loan Documents to which they are a party and all of the covenants, duties, indebtedness and liabilities under the Credit Agreement and the other Loan Documents to which they are a party, (b) the Liens and security interests created in favor of the Administrative Agent and the Lenders pursuant to the Credit Agreement and the other Loan Documents, which Liens and security interests shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations, in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents, and nothing herein shall be construed to deem such “Obligations” paid, or to release or terminate any Lien or security interest given to secure such “Obligations” or any guarantee thereof, (c) the Guarantee of the Obligations pursuant to the Credit Agreement and (d) each of such other Loan Documents executed and delivered by or on its behalf in connection with the Credit Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Release to be duly executed and delivered by their respective duly authorized officers on the date first written above.
BIOREFERENCE HEALTH, LLC, a Delaware limited liability company, as a Continuing Borrower

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________

FLORIDA CLINICAL LABORATORY, INC., a Florida corporation, as a Continuing Borrower

By:    ____________________________________
Name:    ____________________________________
Title:    _____________________________________

MERIDIAN CLINICAL LABORATORY CORP., a Florida corporation, as a Continuing Borrower

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________

BRLI-GENPATH DIAGNOSTICS INC., a New Jersey corporation, as a Continuing Guarantor

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________

[SPECIFIED RELEASE UNDER AMENDED AND RESTATED CREDIT AGREEMENT]

GENEDX, LLC, a Delaware limited liability company, as a Specified Release Party

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________

GENEDX MENA LLC, a New Jersey limited liability company, as a Specified Release Party

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________

[SPECIFIED RELEASE UNDER AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent and a Lender

By:    ____________________________________
Name:    ____________________________________
Title:    ____________________________________

[SPECIFIED RELEASE UNDER AMENDED AND RESTATED CREDIT AGREEMENT]